                                                                   Exhibit 10.16

                               FIRST AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT


      FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 2000 (the "Amendment Date"), is among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

      A. The Borrower; the Administrative Agent; CITIBANK/SALOMON SMITH BARNEY, as Syndication Agent; LEHMAN BROTHERS, INC., as Documentation Agent; and the Lenders are parties to that certain Senior Secured Credit Agreement, dated as of February 29, 2000 (the "Original Credit Agreement").

      B. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

      NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

      2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on February 28, 2001 (the "Termination Date") the following conditions precedent have been satisfied:

      a. Documentation. The Documentation Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Super Required Lenders.

      b. Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

      c. No Default No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse

Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

      3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

      4. From and after the Amendment Date, Section 7.07 of the Original Credit Agreement is deleted in its entirety and replaced with the following:

                  "Section 7.07 Senior Leverage Ratio. The Parent shall not on any date permit the Senior Leverage Ratio to exceed (a) on or prior to February 20, 2001, 3.50 to 1.00, (b) for the period from and including February 21, 2001 through and including December 31, 2001, 3.00 to 1.00, and (c) thereafter, 2.50 to 1.00."

      5. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change and (b) no Default or Event of Default exists as of the Amendment Date.

      6. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

     [SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

      Executed as of the date first set forth above.

                                        BORROWER:

                                        MERISTAR H & R OPERATING COMPANY, L.P.

                                        By: MeriStar Hotels & Resorts, Inc., its
                                            general partner

                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                  -----------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        SOCIETE GENERALE, SOUTHWEST AGENCY,
                                        individually and as Arranger and
                                        Administrative Agent

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        LEHMAN BROTHERS, INC.
                                        individually and as Documentation Agent

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        CITIBANK/SALOMON SMITH BARNEY,
                                        individually and as Syndication Agent

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        CITICORP REAL ESTATE, INC.

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        THE BANK OF NOVA SCOTIA, acting through
                                        its New York Agency

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                       JOINDER, CONSENT AND RATIFICATION

      The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantor dated February 29, 2000 remains in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

      This joinder, Consent and Ratification is dated as of the date of the Amendment.

                                        GUARANTORS

                                        MERISTAR HOTELS & RESORTS, INC.

                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

                                        MERISTAR MANAGEMENT COMPANY, L.L.C.,
                                        MERISTAR AGH COMPANY, L.L.C.
                                        CAPSTAR WINSTON COMPANY, L.L.C.
                                        CAPSTAR BK COMPANY, L.L.C.
                                        CAPSTAR KCII COMPANY, L.L.C.
                                        CAPSTAR ST. LOUIS COMPANY, L.L.C.
                                        MERISTAR LAUNDRY, L.L.C.
                                        MERISTAR PRESTON CENTER, L.L.C.
                                        MERISTAR PINK SHELL, L.L.C.

                                        By: MeriStar H & R Operating Company,
                                            L.P., their managing member

                                            By: MeriStar Hotels & Resorts, Inc.,
                                                its general partner

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        AGH LEASING, L.P.

                                        By: MeriStar AGH Company, L.L.C., its
                                            general partner

                                            By: MeriStar H & R Operating
                                                Company, L.P. its sole member

                                                By: MeriStar Hotels & Resorts,
                                                    Inc., its general partner

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        TWIN TOWERS LEASING, L.P.

                                        By: AGH LEASING, L.P., its general
                                            partner

                                        By: MeriStar AGH Company, L.L.C., its
                                            general partner

                                            By: MeriStar H & R Operating
                                                Company, L.P. its sole member

                                                By: MeriStar Hotels & Resorts,
                                                    Inc., its general partner

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                        CAPSTAR WYANDOTTE COMPANY, L.L.C.

                                        By: CapStar KCII Company, L.L.C., its
                                            sole member

                                            By: MeriStar H & R Operating
                                                Company, L.P. its sole member

                                                By: MeriStar Hotels & Resorts,
                                                    Inc., its general partner

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                        MERISTAR MANAGEMENT (CANMORE) LTD.

                                        By:
                                            --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

[SIGNATURE PAGE OF FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                        MERISTAR PALMAS, L.P., Sen C., (S.E.)

                                        By: MeriStar Palmas Corp., its limited
                                            partner

                                                By: MeriStar Hotels & Resorts,
                                                    Inc., its sole shareholder

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------